Absolute Strategies Fund

                              Institutional Shares

                                    A Shares

                                    C Shares


                        Supplement Dated October 3, 2006
                       to Prospectus Dated August 1, 2006



The portfolio manager information for Scout Investment Advisors, Inc. on page 17 of the Prospectus is replaced with the following disclosure:


         Mr. Jason Votruba and Ms. Adrianne Valkar, each a Portfolio Manager with the Sub-Adviser have been co-portfolio managers of the Fund's assets allocated to the Sub-Adviser for management since September 2006. Mr. Votruba joined the Sub-Adviser and its parent company, UMB Bank, N.A. ("UMB"), in 2002 and has served as a co-portfolio manager of UMB Scout Small Cap Fund, another mutual fund for which the Sub-Adviser provides advisory services, since that date. Prior to that, Mr. Votruba provided investment advice at George K. Baum & Company from 2000-2002 and Commerce Bank from 1998-2000. Ms. Valkar joined the Sub-Adviser in 2001 and UMB in 1994 and has served as co-portfolio manager of the UMB Scout Small Cap Fund since 2000.




                       Please retain for future reference.